EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the periodic report of Target Hospitality Corp. (the “Company”) on Form 10-Q for the period ended September  30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric T. Kalamaras,  Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 14, 2019	By:	/s/ ERIC T. KALAMARAS
Eric T. Kalamaras Chief Financial Officer